UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2011 (May 4, 2011)

KIMCO REALTY CORPORATION

 (Exact Name of registrant as specified in charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3333 New Hyde Park Road Suite 100 New Hyde Park, New York	11042
(Address of principal executive offices)	(Zip Code)

(516) 869-9000

 Registrant’s telephone number, including area code

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Kimco Realty Corporation (the “Company”) was held on May 4, 2011. The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting. On the record date of March 7, 2011, there were 406,463,676 shares of the Company’s Common Stock outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following nine nominees to the Board of Directors to serve as directors until the next annual meeting of stockholders and until their respective successors are elected and qualify.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Milton Cooper	338,652,875	9,944,681	21,053,247
Philip E. Coviello	345,581,817	3,015,739	21,053,247
Richard G. Dooley	302,769,390	45,828,166	21,053,247
Joe Grills	330,674,391	17,923,165	21,053,247
David B. Henry	343,075,066	5,522,490	21,053,247
F. Patrick Hughes	345,647,304	2,950,252	21,053,247
Frank Lourenso	317,371,523	31,226,033	21,053,247
Colombe Nicholas	346,331,880	2,265,676	21,053,247
Richard Saltzman	345,628,032	2,969,524	21,053,247

Proposal 2: Approval of the Compensation of our Named Executive Officers

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in our 2011 proxy statement. There were 346,213,836 votes for the proposal, 1,975,429 votes against the proposal, 408,291 abstentions and 21,053,247 broker non-votes.

Proposal 3: Frequency of Holding Future Advisory Votes on the Compensation of our Named Executive Officers

Approved, on an advisory basis (non-binding), a frequency period of every year (an annual vote) for future votes on the compensation of our named executive officers. There were 302,279,571 votes cast for a frequency period of every one year, 505,326 votes cast for a frequency period of every two years, 45,501,643 votes cast for a frequency period of every three years, 311,016 abstentions and 21,053,247 broker non-votes.

The option to hold future advisory votes on the compensation of our named executive officers every one year received a majority of the votes cast at the annual meeting.  Based on these results, the Company’s Board of Directors currently intends to hold an advisory vote on executive compensation every one year.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011. There were 367,002,622 votes for the appointment, 2,445,496 votes against the appointment, 202,685 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

By:

/s/ Glenn G. Cohen

Name:

Glenn G. Cohen

Title:

Executive Vice President,

Chief Financial Officer

and Treasurer

Date: May 6, 2011